SUPPLEMENT TO PROSPECTUS

         This Supplement is filed pursuant to Rule 497 (d) with regard to all Equity Investor Funds, Corporate Income Funds, Municipal Investment Trust Funds, and Government Securities Income Funds.

The text of the supplement is as follows:

                         Supplement dated April 3, 2001
                        To Prospectuses of all Series of
                  Equity Investor Fund, Corporate Income Fund,
                      Municipal Investment Trust Fund, and
                        Government Securities Income Fund



To the extent Dean Witter Reynolds Inc. is listed as a Sponsor, the name "Dean Witter Reynolds Inc." should be changed to "Morgan Stanley DW Inc."